UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

Vir Biotechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39083	81-2730369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Illinois Street, Suite 500

San Francisco, California 94158

(Address of principal executive offices, including zip code)

(415) 906-4324

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VIR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2020, Vir Biotechnology, Inc. (the “Company”) and Alnylam Pharmaceuticals, Inc. (“Alnylam”) entered into a letter amendment, dated December 23, 2020 (the “Letter Agreement”), amending the Collaboration and License Agreement between the Company and Alnylam, dated October 16, 2017, as amended (the “Alnylam Agreement”), to modify certain funding and governance provisions in connection with RNAi programs directed to certain specified targets directed to coronaviruses, including VIR-2703 (collectively, the “COV Targets”), and to modify certain rights of each party with respect to products arising from such programs.

Pursuant to the Letter Agreement, Alnylam will be responsible for conducting pre-clinical research activities set forth in the existing workplan for the selected COV Target (the “COV Workplan”) at its discretion and sole expense, and the Company will have no obligation to reimburse Alnylam for any share of costs incurred by Alnylam in conducting activities under the COV Workplan prior to the effective date of the Letter Agreement and after July 1, 2020.

The Company will no longer have a pre-agreed Program Option (as defined in the Alnylam Agreement), but, if Alnylam selects a development candidate arising from the COV Workplan, the Company and Alnylam have agreed to negotiate in good faith an agreement between the parties with respect to the applicable COV Target and RNAi products directed thereto. If Alnylam terminates the COV Workplan, does not select a development candidate or the parties are unable to agree upon the terms of a definitive agreement relating to such COV Target, then the applicable COV Target (and related RNAi program) shall be treated in a similar way to a program for which the Company had declined its Program Option, and shall cease to be included within the Alnylam Agreement and all rights to the RNAi program directed to the applicable COV Target will revert to Alnylam.

The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Letter Agreement, a copy of which will be filed as an exhibit to a subsequent filing with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vir Biotechnology, Inc.

Date: January 6, 2021	By:	/s/ Howard Horn
Howard Horn
Chief Financial Officer